Exhibit 10.a

               Change in Control Agreement with Executive Officer

                          WASHINGTON TRUST BANCORP, INC.
                                 23 BROAD STREET
                           WESTERLY, RHODE ISLAND 02891


In the second quarter of 2000, the Registrant entered into a Change of Control Agreement with one of its executive officers. The form of Agreement, filed as
Exhibit 10 to the Registrant's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2000, contains blanks where the multiple of the executive's base amount and the term of continued benefits provided under the Agreement vary for certain executives. The executive officer who entered into the Agreement, the multiple of the executive's base amount and the term of continued benefits provided under the Agreement are listed in the following chart:

                                         Number of Times            Term of
                                           Base Amount        Continued Benefits
Executive Officer                         (Section 4 a)        (Section 4 b & c)
--------------------------------------------------------------------------------

Elizabeth B. Eckel
Senior Vice President - Marketing             1 time               12 months